UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2011

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 5, 2011, Jarden Corporation (the “Company”) entered into amended and restated employment agreements with each of Messrs. Franklin, Ashken and Lillie, primarily to (i) make technical amendments to their prior employment agreements in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), by providing that Messrs. Franklin, Ashken and Lillie are no longer entitled to receive certain payments or benefits upon a termination of their employment in certain circumstances in which they would otherwise have been entitled to receive such payments or benefits, and (ii) to amend the number of shares of restricted stock that Mr. Lillie is entitled to receive in his annual restricted stock award. See Item 5.02 below, which is incorporated into this Item 1.01 by reference for a description of all such employment agreements.

On January 5, 2011, the Company also entered into restricted stock agreements with each of Messrs. Franklin, Ashken, and Lillie. See Item 5.02 below, which is incorporated into this Item 1.01 by reference, for a description of all such restricted stock agreements.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements for Certain Officers.

(e)

Employment Agreements

Martin E. Franklin Employment Agreement

On January 5, 2011, Company entered into a Fourth Amended and Restated Employment Agreement (the “Franklin Employment Agreement”) with Martin E. Franklin, the Company’s Chairman and Chief Executive Officer. The Employment Agreement amends and restates the Third Amended and Restated Employment Agreement, dated May 24, 2007, as amended by the First Amendment to Third Amended and Restated Employment Agreement, dated as of December 16, 2009, by and between the Company and Mr. Franklin.

Pursuant to the Franklin Employment Agreement, Mr. Franklin’s term with the Company continues through December 31, 2012. Pursuant to the Franklin Employment Agreement, (a) Mr. Franklin’s annual base salary is $2,034,728, subject to an annual increase at least equal to the change in Consumer Price Index, (b) Mr. Franklin will be eligible for a bonus of 50% of his base salary in each year the Company achieves its budgeted earnings per share target as approved by the Board of Directors or 100% of his base salary in each year the Company achieves earnings per equal to the performance target set by the Compensation Committee of the Board of Directors (the “Committee”) for payment of maximum bonus to the Company’s employees generally, (c) Mr. Franklin is eligible to receive a performance-based discretionary bonus of up to 100% of his base salary, to be determined in the discretion of either the Board of Directors or its Committee, and (d) on the date hereof and January 1, 2012, Mr. Franklin shall be entitled to receive an annual grant of 230,000 shares and 300,000 shares of restricted stock, respectively (the “Restricted Stock”), on the terms outlined below.

The restrictions on the award of Restricted Stock will lapse based on achievement of a target appreciation in the stock price of the common stock of the Company set by the Committee at the time of the grant as follows: (i) the vesting target shall be achieved on the date that the average closing price of the Company’s common stock for any five consecutive trading days equals or exceeds a price representing an increase over the closing price on the last trading day of the prior calendar year at least equal to the target stock price appreciation percentage set by the Committee (up to certain maximums set forth in the Franklin Employment Agreement), or (ii) the date there is a Change of Control (as defined in the Franklin Employment Agreement) of the Company prior to achievement of the vesting targets for each annual grant. Upon satisfaction of the conditions and the lapsing of the restrictions on each grant of Restricted Stock set forth in the Franklin Employment Agreement, Mr. Franklin shall be entitled to sell only 20% (but not more than 20%) of such vested shares in any calendar year ending prior to January 1, 2012, provided that Mr. Franklin shall be entitled to sell all such vested shares at any time on or after January 2012. The foregoing 20% limitation shall lapse upon a Change of Control of the Company. The number of shares granted and the target share price will be adjusted for changes in the common stock as outlined in the Company’s 2009 Stock Incentive Plan (the “Plan”) or as otherwise mutually agreed in writing between the parties. In the event that the Company does not have a stock incentive plan in place on or prior to January 1 of each year with enough shares to issue to Mr. Franklin, the Company shall grant to Mr. Franklin such number of shares of Restricted Stock that are available under the Company’s stock incentive plans, and in lieu of any shares of Restricted Stock not granted (the “Remaining Stock”), Mr. Franklin shall receive a mutually acceptable performance based compensation package having a value equivalent to the value of the shares of Remaining Stock not issued to Mr. Franklin as determined in good faith by the Committee. The terms of the Restricted Stock will be set forth in a restricted stock award agreement.

The Franklin Employment Agreement also entitles Mr. Franklin to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. The Franklin Employment Agreement also provides for certain other ancillary benefits, including the reimbursement of all reasonable business expenses and, for security purposes, use at the Company’s expense private aircraft transportation for all travel. The Company shall bear expenses for Mr. Franklin’s personal use of private aircraft that does not exceed 75 hours in any calendar year. In addition, the agreement requires the Company to provide Mr. Franklin with $10 million of life insurance. Mr. Franklin shall also be entitled to, if for any reason Mr. Franklin shall not be covered by a health insurance policy of the Company, an annual medical, dental, vision care and other health care allowance of up to $30,000 for unreimbursed expense incurred by Mr. Franklin or any of his immediate family members.

In the event Mr. Franklin’s employment is terminated by the Company without “cause” (as such term is defined in the Franklin Employment Agreement), by Mr. Franklin for “good reason” (as such term is defined in the Franklin Employment Agreement) or upon “death”, Mr. Franklin will be entitled to (a) three times (two times in the case of termination due to death) base salary, (b) three times (two times in the case of termination due to death) the average annual bonus paid over the preceding two fiscal years, (c) the accrued annual bonus through the date of termination; provided, however, that if Mr. Franklin is terminated without “cause” or there is a termination by Mr. Franklin for “good reason”, the amounts described in clause (c) above shall be payable only to the extent that the applicable performance targets for the year of termination are actually achieved, (d) the continuation of health insurance and other benefits for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, (e) except in the case of death, a cash payment in an amount to be the actuarially determined value of the cost of coverage under the Company’s medical, dental and vision care plans for a period equal to the difference between 36 months and the period for which he could elect COBRA continuation converge under such plans, (f) continued personal use of the Company’s owned or leased aircraft, not to exceed 75 hours in any calendar year at the Company’s sole expense until the third anniversary of such termination, (g) the full vesting of any benefits accrued under employee option, pension, retirement, savings and deferred compensation plans of the Company, and (h)(x) except in the case of death, each of the annual restricted stock awards pursuant to the employment agreement shall be granted, notwithstanding whether the scheduled grant date has been achieved and (y) any and all unvested stock options, restricted stock and other equity or equity-based awards shall immediately vest; provided, however, that if Mr. Franklin is terminated without “cause” or a termination by Mr. Franklin for “good reason”, the preceding subclauses (h)(x) and (y) above shall not apply, except that all unvested stock options shall immediately vest as of the end of the employment period. In addition, the Franklin Employment Agreement may be terminated at the Company’s option for “cause” (as such term is defined in the Franklin Employment Agreement).

If Mr. Franklin is terminated by the Company for “cause”, leaves voluntarily due to termination without good reason or due to death or disability, Mr. Franklin will surrender all unvested Restricted Stock issuable pursuant to the Franklin Employment Agreement and will forfeit rights to any and all future grants pursuant to such agreement.

The Franklin Employment Agreement provides that if it shall be determined that any payment, distribution or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the acceleration of exercisability of any stock option) to Mr. Franklin (whether paid or payable or distributed or distributable) pursuant to the terms of his employment agreement or otherwise (a “Payment”) would be subject, in whole or in part, to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then Mr. Franklin shall be entitled to receive from the Company an additional payment (the “Gross-Up Payment”) in an amount such that the net amount of the Payment and the Gross-Up Payment retained by Mr. Franklin after the calculation and deduction of all Excise Taxes (including any interest or penalties imposed with respect to such taxes) on the Payment and all federal, state and local income tax, employment tax and Excise Tax (including any interest or penalties imposed with respect to such taxes) on the Gross-Up Payment and taking into account any lost or reduced tax deductions on account of the Gross-Up Payment, shall be equal to the Payment.

The Franklin Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and during the greater of (i) a period of three years after any termination of Mr. Franklin’s employment, or (ii) any period thereafter during which Mr. Franklin continues to receive benefits under the Franklin Employment Agreement, other than in cases of a termination by the Company without “cause”, by Mr. Franklin with “good reason”, or if Mr. Franklin’s employment is not renewed.

A copy of the Franklin Employment Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Franklin Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Franklin Employment Agreement.

Ian G.H. Ashken Employment Agreement

On January 5, 2011, the Company entered into a Fourth Amended and Restated Employment Agreement (the “Ashken Employment Agreement”) with Ian G.H. Ashken, the Company’s Vice Chairman and Chief Financial Officer. The Ashken Employment Agreement amends and restates the Third Amended and Restated Employment Agreement, dated May 24, 2007, as amended by the First Amendment to Third Amended and Restated Employment Agreement, dated as of December 16, 2009, by and between the Company and Mr. Ashken.

Pursuant to the Ashken Employment Agreement, Mr. Ashken’s term with the Company continues through December 31, 2012. Pursuant to the Ashken Employment Agreement, (a) Mr. Ashken’s annual base salary is $939,105, subject to an annual increase at least equal to the change in Consumer Price Index, (b) Mr. Ashken will be eligible for a bonus of 50% of his base salary in each year the Company achieves its budgeted earnings per share target as approved by the Board of Directors or 100% of his base salary in each year the Company achieves earnings per equal to the performance target set by the Committee for payment of maximum bonus to the Company’s employees generally, (c) Mr. Ashken is eligible to receive a performance-based discretionary bonus of up to 100% of his base salary, to be determined in the discretion of either the Board of Directors or its Committee, and (d) on the date hereof and January 1, 2012, Mr. Ashken shall be entitled to receive an annual grant of 95,000 shares and 135,000 shares of restricted stock, respectively (the “Restricted Stock”), on the terms outlined below.

The restrictions on the award of Restricted Stock will lapse based on achievement of a target appreciation in the stock price of the common stock of the Company set by the Committee at the time of the grant as follows: (i) the vesting target shall be achieved on the date that the average closing price of the Company’s common stock for any five consecutive trading days equals or exceeds a price representing an increase over the closing price on the last trading day of the prior calendar year at least equal to the target stock price appreciation percentage set by the Committee (up to certain maximums set forth in the Ashken Employment Agreement), or (ii) the date there is a Change of Control (as defined in the Ashken Employment Agreement) of the Company prior to achievement of the vesting targets for each annual grant. Upon satisfaction of the conditions and the lapsing of the restrictions on each grant of Restricted Stock set forth in the Ashken Employment Agreement, Mr. Ashken shall be entitled to sell only 20% (but not more than 20%) of such vested shares in any calendar year ending prior to January 1, 2012, provided that Mr. Ashken shall be entitled to sell all such vested shares at any time on or after January 2012. The foregoing 20% limitation shall lapse upon a Change of Control of the Company. The number of shares granted and the target share price will be adjusted for changes in the common stock as outlined in the Plan or as otherwise mutually agreed in writing between the parties. In the event that the Company does not have a stock incentive plan in place on or prior to January 1 of each year with enough shares to issue to Mr. Ashken, the Company shall grant to Mr. Ashken such number of shares of Restricted Stock that are available under the Company’s stock incentive plans, and in lieu of any shares of Restricted Stock not granted (the “Remaining Stock”), Mr. Ashken shall receive a mutually acceptable performance based compensation package having a value equivalent to the value of the shares of Remaining Stock not issued to Mr. Ashken as determined in good faith by the Committee or Board of Directors. The terms of the Restricted Stock will be set forth in a restricted stock award agreement.

The Ashken Employment Agreement also entitles Mr. Ashken to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. The Ashken Employment Agreement also provides for certain other ancillary benefits, including the reimbursement of all reasonable business expenses and the use for his personal use any airplanes that the Company owns or is entitled to use as a result of lease, pooling, sharing or other agreements, provided that Mr. Ashken shall either prepay or pay directly, on or prior to such use, the actual (if determinable) or estimated direct cost of such use. In addition, the agreement requires the Company to provide Mr. Ashken with $6 million of life insurance.

In the event Mr. Ashken’s employment is terminated by the Company without “cause” (as such term is defined in the Ashken Employment Agreement) by Mr. Ashken for “good reason” (as such term is defined in the Ashken Employment Agreement) or upon “death”, Mr. Ashken will be entitled to (a) three times (two times in the case of termination due to death) base salary, (b) three times (two times in the case of termination due to death) the average annual bonus paid over the preceding two fiscal years, (c) the accrued annual bonus through the date of termination; provided, however, that if Mr. Ashken is terminated without “cause” or there is a termination by Mr. Ashken for “good reason”, the amounts described in clause (c) above shall be payable only to the extent that the applicable performance targets for the year of termination are actually achieved, (d) the continuation of health insurance and other benefits for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, (e) except in the case of death, a cash payment in an amount to be the actuarially determined value of the cost of coverage under the Company’s medical, dental and vision care plans for a period equal to the difference between 36 months and the period for which he could elect COBRA continuation converge under such plans, (f) the full vesting of any benefits accrued under employee option, pension, retirement, savings and deferred compensation plans of the Company, and (g)(x) except in the case of death, each of the annual restricted stock awards pursuant to the employment agreement shall be granted, notwithstanding whether the scheduled grant date has been achieved and (y) any and all unvested stock options, restricted stock and other equity or equity-based awards shall immediately vest; provided, however, that if Mr. Ashken is terminated without “cause” or a termination by Mr. Ashken for “good reason”, the preceding subclauses (g)(x) and (y) above shall not apply, except that all unvested stock options shall immediately vest as of the end of the employment period. In addition, the Ashken Employment Agreement may be terminated at the Company’s option for “cause” (as such term is defined in the Ashken Employment Agreement).

If Mr. Ashken is terminated by the Company for “cause”, leaves voluntarily due to termination without “good reason” or due to death or disability, Mr. Ashken will surrender all unvested Restricted Stock issuable pursuant to the Ashken Employment Agreement and will forfeit rights to any and all future grants pursuant to such agreement.

The Ashken Employment Agreement provides that if it shall be determined that any payment, distribution or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the acceleration of exercisability of any stock option) to Mr. Ashken (whether paid or payable or distributed or distributable) pursuant to the terms of his employment agreement or otherwise (a “Payment”) would be subject, in whole or in part, to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then Mr. Ashken shall be entitled to receive from the Company an additional payment (the “Gross-Up Payment”) in an amount such that the net amount of the Payment and the Gross-Up Payment retained by Mr. Ashken after the calculation and deduction of all Excise Taxes (including any interest or penalties imposed with respect to such taxes) on the Payment and all federal, state and local income tax, employment tax and Excise Tax (including any interest or penalties imposed with respect to such taxes) on the Gross-Up Payment and taking into account any lost or reduced tax deductions on account of the Gross-Up Payment, shall be equal to the Payment.

The Ashken Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and during the greater of (i) a period of three years after any termination of Mr. Ashken’s employment, or (ii) any period thereafter during which Mr. Ashken continues to receive benefits under the Ashken Employment Agreement, other than in cases of a termination by the Company without “cause”, by Mr. Ashken with “good reason”, or if Mr. Ashken’s employment is not renewed.

A copy of the Ashken Employment Agreement is attached to this report as Exhibit 10.2 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Ashken Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Ashken Employment Agreement.

James E. Lillie Employment Agreement

On January 5, 2011, the Company entered into a Third Amended and Restated Employment Agreement (the “Lillie Employment Agreement”) with James E. Lillie, the Company’s President and Chief Operating Officer. The Lillie Employment Agreement amends and restates the Second Amended and Restated Employment Agreement, dated May 24, 2007, as amended by the First Amendment to Second Amended and Restated Employment Agreement, dated as of December 16, 2009, by and between the Company and Mr. Lillie.

Pursuant to the Lillie Employment Agreement, Mr. Lillie’s term with the Company continues through December 31, 2012. Pursuant to the Lillie Employment Agreement, (a) Mr. Lillie’s annual base salary is $750,000, subject to an annual increase at least equal to the change in Consumer Price Index, (b) Mr. Lillie will be eligible for a bonus of 50% of his base compensation in each year the Company achieves its budgeted earnings per share target as approved by the Board of Directors or 100% of his base compensation in each year the Company achieves earnings per equal to the performance target set by the Committee for payment of maximum bonus to the Company’s employees generally, (c) Mr. Lillie is eligible to receive a performance-based discretionary bonus of up to 50% of his base compensation, to be determined in the discretion of either the Board of Directors or its Committee, and (d) on the date hereof and January 1, 2012, Mr. Lillie shall be entitled to receive an annual grant of 70,000 shares of restricted stock (the “Restricted Stock”), on the terms outlined below.

The restrictions on the award of Restricted Stock will lapse based on achievement of a target appreciation in the stock price of the common stock of the Company set by the Committee at the time of the grant as follows: (i) the vesting target shall be achieved on the date that the average closing price of the Company’s common stock for any five consecutive trading days equals or exceeds a price representing an increase over the closing price on the last trading day of the prior calendar year at least equal to the target stock price appreciation percentage set by the Committee of the Company’s Board of Directors (up to certain maximums set forth in the Lillie Employment Agreement), or (ii) the date there is a Change of Control (as defined in the Lillie Employment Agreement) of the Company prior to achievement of the vesting targets for each annual grant and either. Upon satisfaction of the conditions and the lapsing of the restrictions on each grant of Restricted Stock set forth in the Lillie Employment Agreement, Mr. Lillie shall be entitled to sell only 20% (but not more than 20%) of such vested shares in any calendar year ending prior to January 1, 2012, provided that Mr. Lillie shall be entitled to sell all such vested shares at any time on or after January 2012. The foregoing 20% limitation shall lapse upon a Change of Control of the Company. The number of shares granted and the target share price will be adjusted for changes in the common stock as outlined in the Plan or as otherwise mutually agreed in writing between the parties. In the event that the Company does not have a stock incentive plan in place on or prior to January 1 of each year with enough shares to issue to

Mr. Lillie, the Company shall grant to Mr. Lillie such number of shares of Restricted Stock that are available under the Company’s stock incentive plans, and in lieu of any shares of Restricted Stock not granted (the “Remaining Stock”), Mr. Lillie shall receive a mutually acceptable performance based compensation package having a value equivalent to the value of the shares of Remaining Stock not issued to Mr. Lillie as determined in good faith by the Committee or Board of Directors. The terms of the Restricted Stock will be set forth in a restricted stock award agreement.

The Lillie Employment Agreement also entitles Mr. Lillie to participate in the medical, insurance and other fringe benefit plans or policies the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time. In addition, the agreement requires the Company to reimburse Mr. Lillie up to $25,000 per year for the cost of premiums for life insurance for the benefit of Mr. Lillie.

The Lillie Employment Agreement also contains a noncompetition covenant and nonsolicitation provisions (relating to the Company’s employees and customers) effective during the term of his employment and continuing for a period of 12 months after the expiration or termination of Mr. Lillie’s employment.

In the event Mr. Lillie’s employment is terminated by the Company without “cause” (as such term is described in the Lillie Employment Agreement) or upon “disability” (as such term is defined in the Lillie Employment Agreement), Mr. Lillie will be entitled to (a) twenty four months base compensation, (b) the continuation of health insurance and other benefits at the Company’s expense for the period for which he could elect COBRA continuation coverage under the Company’s health benefit plans, (c) a cash payment in an amount to be the actuarially determined value of the cost of coverage under the Company’s medical, dental and vision care plans for a period equal to the difference between 24 months and the period for which he could elect COBRA continuation converge under such plans, (d) the greater of (x) twenty four months target bonus that he would have been entitled to receive for achieving budget for the year in which his employment was terminated and (y) the sum of the actual performance bonus (excluding discretionary bonus) paid to him with respect to the two fiscal years immediately preceding the year in which his employment was terminated, (e) full vesting of any outstanding stock options on the Company’s stock, and (f) the lapsing of any restrictions over any restricted shares of the Company’s stock owned by Mr. Lillie; provided, however, that if the Mr. Lillie is terminated without “cause” or if his agreement is not renewed at the end of the term or any renewal term, the preceding subclause (f) above shall not apply.

If Mr. Lillie is terminated without “cause”, each of the annual restricted stock awards pursuant to the employment agreement shall be granted, notwithstanding whether the scheduled grant date has been achieved. In addition, Mr. Lillie’s employment agreement may be terminated at the Company’s option for “cause.”

The Lillie Employment Agreement provides that if it shall be determined that any payment, distribution or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the acceleration of exercisability of any stock option) to Mr. Lillie (whether paid or payable or distributed or distributable) pursuant to the terms of his employment agreement or otherwise (a “Payment”) would be subject, in whole or in part, to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then Mr. Lillie shall be entitled to receive from the Company an additional payment (the “Gross-Up Payment”) in an amount such that the net amount of the Payment and the Gross-Up Payment retained by

Mr. Lillie after the calculation and deduction of all Excise Taxes (including any interest or penalties imposed with respect to such taxes) on the Payment and all federal, state and local income tax, employment tax and Excise Tax (including any interest or penalties imposed with respect to such taxes) on the Gross-Up Payment and taking into account any lost or reduced tax deductions on account of the Gross-Up Payment, shall be equal to the Payment.

A copy of the Lillie Employment Agreement is attached to this report as Exhibit 10.3 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Lillie Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Lillie Employment Agreement.

Restricted Stock Agreements

On January 5, 2011, each of Messrs. Franklin, Ashken and Lillie entered into restricted stock agreements, in satisfaction of the requirements of each of their respective employment agreements, pursuant to which the Company granted 230,000 shares of restricted stock (the “Franklin Performance Shares”) to Mr. Franklin (the “Franklin Agreement”), 95,000 shares of restricted stock (the “Ashken Performance Shares”) to Mr. Ashken (the “Ashken Agreement”), and 70,000 shares of restricted stock (the “Lillie Performance Shares”, and together with the Franklin Performance Shares and the Ashken Performance Shares, the “Performance Shares”) to Mr. Lillie (the “Lillie Agreement”, and together with the Franklin Agreement and the Ashken Agreement, the “Restricted Stock Agreements”). The Performance Shares were granted under the Company’s 2009 Stock Incentive Plan (the “Plan”).

In accordance with the terms of the Restricted Stock Agreements, the restrictions on the Performance Shares will lapse on the earlier to occur of: (i) the last day of any five consecutive trading day period during which the average closing price of the Company’s common stock on the New York Stock Exchange (or such other securities exchange on which the Company’s common stock may then be traded) equals or exceeds thirty four dollars ($34.00), or (ii) the date there is a Change in Control of the Company (as defined in their respective employment agreements).

Except as otherwise provided in the respective employment agreements, in the event any of Messrs. Franklin’s, Ashken’s or Lillie’s employment is terminated by the Company or voluntarily by the respective executive, he will surrender all unvested Performance Shares issuable pursuant to the Restricted Stock Agreements.

Copies of the Franklin Agreement, the Ashken Agreement and the Lillie Agreement are attached to this report as Exhibits 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Restricted Stock Agreements is not intended to be complete and is qualified in its entirety by the complete text of the respective Restricted Stock Agreements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Fourth Amended and Restated Employment Agreement, dated as of January 5, 2011, between the Company and Martin E. Franklin.

10.2	Fourth Amended and Restated Employment Agreement, dated as of January 5, 2011, between the Company and Ian G.H. Ashken.

10.3	Third Amended and Restated Employment Agreement, dated as of January 5, 2011, between the Company and James E. Lillie.

10.4	Restricted Stock Agreement, dated January 5, 2011, between the Company and Martin E. Franklin.

10.5	Restricted Stock Agreement, dated January 5, 2011, between the Company and Ian G.H. Ashken.

10.6	Restricted Stock Agreement, dated January 5, 2011, between the Company and James E. Lillie.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2011

JARDEN CORPORATION

By:	/s/ John E. Capps
	Name:	John E. Capps
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

10.1	Fourth Amended and Restated Employment Agreement, dated as of January 5, 2011, between the Company and Martin E. Franklin.

10.2	Fourth Amended and Restated Employment Agreement, dated as of January 5, 2011, between the Company and Ian G.H. Ashken.

10.3	Third Amended and Restated Employment Agreement, dated as of January 5, 2011, between the Company and James E. Lillie.

10.4	Restricted Stock Agreement, dated January 5, 2011, between the Company and Martin E. Franklin.

10.5	Restricted Stock Agreement, dated January 5, 2011, between the Company and Ian G.H. Ashken.

10.6	Restricted Stock Agreement, dated January 5, 2011, between the Company and James E. Lillie.